EXHIBIT 99.1

CDK Global Fourth Quarter Fiscal 2016 Results to Exceed Guidance Providing Strong Momentum into Fiscal 2017

Execution of the Business Transformation Plan is Solidly on Track and Delivering Improved Results

HOFFMAN ESTATES, Ill., July 18, 2016 (GLOBE NEWSWIRE) -- CDK Global, Inc. (Nasdaq:CDK) today provided preliminary, unaudited financial results for the fourth quarter of its fiscal year ended June 30, 2016.

“I am pleased to announce that CDK delivered an exceptionally strong fourth quarter,” said Brian MacDonald, chief executive officer. “Each business segment performed very well and the positive impacts from our business transformation plan accelerated during the quarter. These results demonstrate that the significant business improvements we have made are gaining traction. The anticipated 280 basis point increase in pretax margin translates to a 630 basis point increase in adjusted EBITDA margin for the fourth quarter over last year’s fourth quarter and is a clear indication that we are on track to hit our target of a 1,300 basis point adjusted EBITDA margin improvement through fiscal 2018. These results also demonstrate our ability to increase EBITDA dollars while retaining and growing customers.”

CDK anticipates reporting the following results, which are as of yet unaudited, for the fiscal fourth quarter:

  An increase year over year in net earnings attributable to CDK of 43% on an as reported basis and 69% on an as adjusted basis
    Exceeding the forecasted increase of 53% – 57% on an as adjusted basis
  An increase year over year in diluted net earnings attributable to CDK per share of 48% resulting in $0.37 per share on an as reported basis and an increase of 75% resulting in  $0.49 per share on an as adjusted basis
    Exceeding the forecasted increase of approximately 57% or $0.44 per share on an as adjusted basis
  An increase year over year in earnings before income taxes of 31% on an as reported basis and an increase in adjusted EBITDA of 40%
    Exceeding the forecasted increase in adjusted EBITDA of 33% – 38%
  Pretax margin of 16.2% with 280 basis points of expansion on an as reported basis and adjusted EBITDA margin of 28.4% with 630 basis points of expansion
    Exceeding the forecasted adjusted EBITDA margin of approximately 27.8% and forecasted expansion of approximately 570 basis points

Mr. MacDonald continued, “During the quarter we made strong progress executing our business transformation plan and in better meeting the needs of our customers. Our efforts to deliver an excellent customer experience are already taking hold as evidenced by the record number of recent customer renewals. We have also reduced the number of software versions by 20% during the quarter and have good momentum in other transformation work streams.

“In recent weeks we have announced additional initiatives that we expect will deliver significant shareholder value going forward, including a fundamental reorganization of our business to better align it with the needs of our customers. We have also significantly accelerated the pace of capital return to shareholders with our recent commitment to returning $1 billion to shareholders by December 2016 – a full year earlier than our prior target.”

To deliver on the accelerated return of capital plan, CDK entered into a $300 million accelerated share repurchase (ASR) transaction in June 2016. Under this program, 4.3 million shares were delivered to CDK. Final delivery is due in September 2016. Also during the fourth quarter, the December 2015 $250 million ASR transaction was completed with final settlement of nearly 1 million shares, resulting in total delivery of 5.3 million shares.

“We are fully focused and moving expeditiously to further improve our operations and deliver against our target, and CDK is well positioned to deliver meaningful growth in earnings and margin expansion as we enter fiscal 2017,” concluded Mr. MacDonald.

Adjusted Results

Please refer to the table at the end of this release for a reconciliation of our as reported results to our as adjusted results for fiscal 2015, fiscal 2016 guidance, and preliminary, unaudited fourth quarter fiscal 2016 results and definitions of our non-GAAP measures.

Earnings Press Release, Webcast, and Conference Call

These preliminary, unaudited results are based on CDK’s initial review of results for the quarter and year, which remain subject to the completion of our customary annual closing and review procedures.  Final adjustments and other material developments may arise between the date of this press release and when CDK announces fiscal 2016 results.

CDK will issue its earnings release and detailed financial results on Wednesday, August 3, 2016 in advance of its analyst conference call to be held the same day at 7:30 a.m. CT. The call will be webcast live on a listen-only basis. CDK’s financial news releases, current financial information, SEC filings and Investor Relations presentations are accessible at the CDK Investor Relations website at http://investors.cdkglobal.com.

About CDK Global

With more than $2 billion in revenues, CDK Global (Nasdaq:CDK) is a leading global provider of integrated information technology and digital marketing solutions to the automotive retail and adjacent industries. Focused on evolving the automotive retail experience, CDK Global provides solutions to dealers in more than 100 countries around the world, serving more than 27,000 retail locations and most automotive manufacturers. CDK’s solutions automate and integrate all parts of the dealership and buying process from targeted digital advertising and marketing campaigns to the sale, financing, insuring, parts supply, repair and maintenance of vehicles. Visit cdkglobal.com.

CDK Global, Inc.
Consolidated and Combined FY 2016 Forecast and Preliminary Q4 Results
$ in millions, except per share amounts
(Unaudited)

We use certain adjusted results to evaluate our operating performance. In addition, we use adjusted EBITDA, among other measures, as an input to determine incentive-based compensation. Our non-GAAP adjustments principally relate to expenses and benefits that impact comparability of the underlying GAAP measures. We believe our non-GAAP measures provide relevant and useful information for users of the financial statements because they provide insight into our ongoing operating results. Adjusted net earnings attributable to CDK, adjusted diluted net earnings attributable to CDK per share, and adjusted EBITDA reflect the adjustments enumerated below. EBITDA is calculated as earnings before income taxes adjusted to exclude interest expense, depreciation, and amortization. Because adjusted results are not measures of performance that are calculated in accordance with GAAP, they should not be considered in isolation from, or as a substitute for, other metrics that are calculated in accordance with GAAP.

	Fiscal 2015			Fiscal 2016 / Guidance			Fiscal 2016
	Full Year Total (1)	9 Months Ended 3/31/2015	3 Months Ended 6/30/2015	Full Year Guidance	Actual 9 Months Ended 3/31/2016	Fourth Quarter Guidance (4)	Preliminary Fourth Quarter
							Results

Net earnings attributable to CDK	$178.4	$137.7	$40.7		$181.0		$58.3
Growth %					31%		43%

Separation costs (a)	34.6	34.6	-		-		-
Accelerated trademark amortization (b)	15.6	15.6	-		-		-
Stand-alone public company costs (c)	(16.8)	(16.8)	-		-		-
Trademark royalty fee (d)	5.7	5.7	-		-		-
Stock-based compensation (c)	(0.4)	(0.4)	-		-		-
Interest expense (c)	(8.2)	(8.2)	-		-		-
Restructuring expenses (e)	2.4	-	2.4		11.4		8.8
Other business transformation expenses (e)	1.9	-	1.9		18.8		20.9
Tax matters indemnification loss (gain), net (f)	1.1	-	1.1		(2.6)		-
Internet sales leads earnings (g)	(2.5)	(2.5)	-		-		-
Income tax effect of pre-tax adjustments (h)	(6.4)	(5.3)	(1.1)		(10.4)		(11.2)
Income tax expense due to bonus depreciation law change (i)	4.6	4.6	-		-		-
Pre spin-off filed tax return adjustment (j)	0.5	-	0.5		(0.4)		-

Adjusted net earnings attributable to CDK	$210.5	$165.0	$45.5		$197.8		$76.8
Growth %				27 - 28% (2)	20%	53 - 57%	69%

Diluted net earnings attributable to CDK per share	$1.10	$0.85	$0.25		$1.14		$0.37
Growth %							48%
Adjusted diluted net earnings attributable to CDK per share	$1.30	$1.02	$0.28	approximately $1.69 (3)	$1.25	approximately $0.44	$0.49
Growth %				approximately 30% (2)		approximately 57%	75%

Weighted-average diluted shares outstanding	161.6	161.5	161.6		158.7		155.7

Earnings before income taxes	$299.9	$232.6	$67.3		$281.2		$87.9
Growth %					21%		31%

Margin %	14.5%	14.9%	13.4%		17.9%		16.2%
Growth					300 bps		280 bps

Interest expense (k)	28.8	19.4	9.4		29.5		10.7
Depreciation and amortization (l)	76.5	57.1	19.4		45.6		18.4
Separation costs (a)	34.6	34.6	-		-		-
Stand-alone public company costs (c)	(16.8)	(16.8)	-		-		-
Trademark royalty fee (d)	5.7	5.7	-		-		-
Total stock-based compensation (m)	30.4	22.0	8.4		25.5		10.9
Restructuring expenses (e)	2.4	-	2.4		11.4		8.8
Other business transformation expenses (n)	1.9	-	1.9		17.4		17.4
Tax matters indemnification loss (gain), net (f)	1.1	-	1.1		(2.6)		-
Internet sales leads earnings (g)	(2.5)	(2.5)	-		-		-

Adjusted EBITDA	$462.0	$352.1	$109.9		$408.0		$154.1
Growth %				20 - 21%(3)	16%	33 - 38%	40%

Adjusted margin %	22.9%	23.2%	22.1%	approximately 26.4% (3)	25.9%	approximately 27.8%	28.4%
Growth				approximately 350 bps (2)		approximately 570 bps	630 bps

(1) Fiscal 2015 results are presented on a fiscal 2016 basis as shown in the fiscal 2016 guidance provided in our third quarter fiscal 2016 earnings release on May 5, 2016.
(2) Represents fiscal 2016 guidance provided in our third quarter fiscal 2016 earnings release on May 5, 2016.
(3) Represents the implied adjusted diluted net earnings attributable to CDK per share, adjusted EBITDA margin, and adjusted EBITDA growth based on actual fiscal 2015 results and the full year fiscal 2016 guidance provided on May 5, 2016.
(4) Represents the implied Q4 fiscal 2016 guidance based on actual results for the nine months ended March 31, 2016 and the full year fiscal 2016 guidance provided on May 5 2016.

(a) Incremental costs incurred for fiscal 2015 that were directly attributable to the spin-off from ADP.
(b) Accelerated amortization recognized in the second quarter of fiscal 2015 for the Cobalt trademark related to the change in useful life.
(c) Incremental costs associated with the formation of corporate departments as a stand-alone public company, incremental stock-based compensation expenses incurred for staff additions to build out corporate functions and director compensation costs, and interest expense related to indebtedness incurred with the spin-off. These costs were incurred in fiscal 2016 and have been reflected as adjustments in fiscal 2015 to present these periods on a comparable basis.
(d) Elimination of the royalty paid to ADP for the utilization of the ADP trademark during fiscal 2015, prior to our spin-off from ADP, as there is no comparable royalty after the spin-off.
(e) Restructuring expenses recognized in connection with our business transformation plan for fiscal 2016 and 2015. Other business transformation expenses are included within cost of revenues and selling, general and administrative expenses and were incurred in connection with our business transformation plan for fiscal 2016 and 2015.
(f) Net loss/(gain) recorded within other income, net associated with an indemnification receivable from ADP or liability to ADP for pre spin-off tax periods in accordance with the tax matters agreement.
(g) Earnings before income taxes related to the internet sales leads business, which was part of the ARNA segment and was sold on May 21, 2015. Earnings before income taxes related to the Internet sales leads business includes the loss recognized on the sale of $0.8 million in fiscal 2015.
(h) Income tax effect of pre-tax adjustments described above, including separation costs for fiscal 2015, which were partially tax deductible, and the tax effect of the Internet sales leads business.
(i) Adjustment recognized during fiscal 2015 to deferred taxes related to the bonus depreciation to which ADP is entitled under the tax law and in accordance with the tax matters agreement to claim additional tax depreciation for assets associated with our business for tax periods prior to our spin-off from ADP.
(j) Net income tax benefit to adjust the liability for pre spin-off tax returns related to the tax matters indemnification gain in fiscal 2016. Net income tax expense recognized as a result of filing the pre spin-off tax returns related to the loss in fiscal 2015.
(k) Interest expense included within the financial statements for the periods presented.
(l) Depreciation and amortization included within the financial statements for the periods presented, including the accelerated amortization attributable to the Cobalt trademark recognized during fiscal 2015.
(m) Total stock-based compensation expense included within the financial statements for the periods presented.
(n) Other business transformation expenses are included within cost of revenues and selling, general and administrative expenses and were incurred in connection with our business transformation plan for fiscal 2016 and 2015. In fiscal 2016, other business transformation expenses exclude accelerated depreciation expense and stock-based compensation expense.

Safe Harbor for Forward-Looking Statements

This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, including anticipated results for CDK’s fiscal year ended June 30, 2016, statements concerning CDK's payment of dividends or the repurchase of shares and its business transformation plan, other plans, objectives, forecasts, goals, beliefs, business strategies, future events, business conditions, results of operations, financial position and business outlook and business trends, and other information, may be forward-looking statements. Words such as "might," "will," "may," "could," "should," "estimates," "expects," "continues," "contemplates," "anticipates," "projects," "plans," "potential," "predicts," "intends," "believes," "forecasts," "future," "assumes," and variations of such words or similar expressions are intended to identify forward-looking statements. These statements are based on management's expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed, or implied by, these forward-looking statements.

Factors that could cause actual results to differ materially from those contemplated by the forward-looking statements include: CDK's success in obtaining, retaining and selling additional services to customers; the pricing of products and services; overall market and economic conditions, including interest rate and foreign currency trends, and technology trends; auto sales and advertising and related industry changes; competitive conditions; changes in regulation; changes in technology; security breaches, interruptions, failures and other errors involving CDK's systems; availability of skilled technical employees/labor/personnel; the impact of new acquisitions and divestitures; employment and wage levels; availability of capital for the payment of debt service obligations or dividends or the repurchase of shares; CDK's ability to timely and effectively implement its transformation plan, which is intended to increase operating efficiency and improve CDK's global cost structure, while limiting or mitigating business disruption; and the ability of CDK's significant stockholders and their affiliates to significantly influence CDK's decisions.

There may be other factors that may cause CDK's actual results to differ materially from the forward-looking statements. CDK's actual results, performance or achievements could differ materially from those expressed in, or implied by, the forward-looking statements. CDK gives no assurances that any of the events anticipated by the forward-looking statements will occur or, if any of them do, what impact they will have on its results of operations and financial condition. You should carefully read the factors described in CDK's reports filed with the Securities and Exchange Commission ("SEC"), including those discussed under "Part I, Item 1A. Risk Factors" in CDK's Annual Report on Form 10-K for the fiscal year ended June 30, 2015 and its most recent Quarterly Report on Form 10-Q for a description of certain risks that could, among other things, cause CDK's actual results to differ from any forward-looking statements contained herein. These filings can be found on CDK's website at www.cdkglobal.com and the SEC's website at www.sec.gov.

All forward-looking statements speak only as of the date of this press release even if subsequently made available by CDK on its website or otherwise. CDK disclaims any obligation to update or revise any forward-looking statements that may be made to reflect new information or future events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events, other than as required by law.

Investor Relations Contacts:
Elena Rosellen
973.588.2511
elena.rosellen@cdk.com

Jennifer Gaumond
847.485.4424
jennifer.gaumond@cdk.com

Media Contact:
Kyle Donash
847.485.4335
kyle.donash@cdk.com